UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2004

ALBANY MOLECULAR RESEARCH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25323	14-1742717
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
21 Corporate Circle, P.O. Box 15098, Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 464-0279

(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.               Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

Albany Molecular Research, Inc. (the “Company”) previously announced on June 28, 2004 that David P. Waldek would resign as Chief Financial Officer of the Company in 2004.  Effective as of November 12, 2004, Mr. Waldek has resigned as Chief Financial Officer, Treasurer and Secretary of the Company.  The Company expects to announce the appointment of a new Chief Financial Officer by the end of 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 2004                                                   ALBANY MOLECULAR RESEARCH, INC.

By:	/s/Thomas E. D’Ambra
Thomas E. D’Ambra, Ph.D. Chairman, Chief Executive Officer and President